UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

AMERICAN NATIONAL GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)

(515) 221-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	ANGpA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	ANGpB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 31, 2024, American National Group Inc., a Delaware corporation (“ANGI” or the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) which included as Exhibit 99.1 thereto audited consolidated financial statements of American National Group, LLC as of December 31, 2023 (successor) and 2022 (successor) and for the year ended December 31, 2023 (successor), for the period from May 25, 2022 through December 31, 2022 (successor), the period from January 1, 2022 through May 24, 2022 (predecessor), and for the year ended December 31, 2021 (predecessor), including the related notes, Schedule I, Schedule II, Schedule III and Schedule IV, and report of independent registered public accounting firm (collectively, the “ANAT Audited Financial Statements”).

This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of filing a revised version of the report of independent registered public accounting firm of Deloitte & Touche LLP, which clarifies the auditing standard applicable to the audits and removes reference to auditing standards generally accepted in the United States of America. The revised report of independent registered public accounting firm attached hereto supersedes and replaces in its entirety the report of independent registered public accounting firm filed with the Original Form 8-K. This Amendment also includes the previously filed ANAT Audited Financial Statements, including the related notes, Schedule I, Schedule II, Schedule III and Schedule IV, which remain unchanged from the disclosure contained in the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
99.1	The audited consolidated financial statements of American National Group, LLC as of December 31, 2023 (successor) and 2022 (successor) and for the year ended December 31, 2023 (successor), for the period from May 25, 2022 through December 31, 2022 (successor), the period from January 1, 2022 through May 24, 2022 (predecessor), and for the year ended December 31, 2021 (predecessor), including the related notes, Schedule I, Schedule II, Schedule III and Schedule IV, and report of independent registered public accounting firm.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL GROUP INC.

Date: August 27, 2024	By:	/s/ Reza Syed
Reza Syed
Chief Financial Officer & Executive Vice President